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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 13, 2002
                        (Date of earliest event reported)

                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)

         1-13274                                           22-3305147
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    (Commission File No.)                               (I.R.S. Employer
                                                       Identification No.)

                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On May 13, 2002, Mack-Cali Realty Corporation (the "Company"), through its subsidiary, Mack-Cali Texas Property, L.P., sold four office properties totaling approximately 489,000 square feet, located in the Dallas area, for approximately $34 million.

     On May 14, 2002, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          Exhibit Number      Exhibit Title
          --------------      -------------

          10.1 Agreement of Sale and Purchase dated December 14, 2001, by and between Mack-Cali Texas Property L.P., a limited partnership organized under the laws of the State of Texas, Centennial Acquisition Company, a corporation organized under the laws of the State of Texas, and Ashwood American Properties, Inc., a corporation organized under the laws of the State of Texas.

          10.2 Letter agreement amending the Agreement of Sale and Purchase dated December 14, 2001 from Mack-Cali Texas Property, L.P. to Centennial Acquisition Company and Ashwood American Properties, Inc. dated January 25, 2002.

          10.3 Amendment and Reinstatement of Agreement of Purchase and Sale, dated effective March 14, 2002, by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

          10.4 Amendment to Amended and Reinstated Agreement of Sale and Purchase dated March 29, 2002, by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

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          10.5                Second Amendment to Amended and Reinstated
                              Agreement of Sale and Purchase, dated April 3, 2002 by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

          10.6 Mezzanine Loan Agreement dated as of May 13, 2002, by and between Nussbaum Centennial Partners, L.P., and Ashwood American Partners MC Dallas, L.P., both Texas limited partnerships and Mack-Cali Property Trust, a Maryland business trust.

          10.7 Recourse Guaranty dated May 13, 2002, made by Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.8 Promissory Note from Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.9 Hazardous Materials Indemnification dated as of May 13, 2002 by Nussbaum Centennial Partners, L.P., and Ashwood American Partners MC Dallas, L.P., both Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.10 Pledge and Security Agreement (Membership Interests) dated as of May 13, 2002 made by Ashwood American Partners MC Dallas, a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.11 Pledge and Security Agreement (Partnership Interests) dated as of May 13, 2002 made by Ashwood American Partners MC Dallas, a Texas limited partnership in favor of

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                              Mack-Cali Property Trust, a Maryland business
                              trust.

          10.12 Pledge and Security Agreement (Membership Interests) dated as of May 13, 2002 made by Nussbaum Centennial Partners, L. P., a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.13 Pledge and Security Agreement (Partnership Interests) dated as of May 13, 2002 made by Nussbaum Centennial Partners, L. P., a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.14 Intercreditor Agreement made as of May 13, 2002, by and between Mack Cali Property Trust, a Maryland business trust, John Hancock Life Insurance Company, a Massachusetts corporation, Brookview Partners, L.P., a Texas limited partnership, and Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnership.

          99.1                Press Release of the Company dated May 14, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACK-CALI REALTY CORPORATION

Date: May 15, 2002            By:   /s/ Barry Lefkowitz
                                    -----------------------------------
                                    Barry Lefkowitz
                                    Executive Vice President and
                                    Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit Number          Exhibit Title
      --------------          -------------

          10.1 Agreement of Sale and Purchase dated December 14, 2001, by and between Mack-Cali Texas Property L.P., a limited partnership organized under the laws of the State of Texas, Centennial Acquisition Company, a corporation organized under the laws of the State of Texas, and Ashwood American Properties, Inc., a corporation organized under the laws of the State of Texas.

          10.2 Letter agreement amending the Agreement of Sale and Purchase dated December 14, 2001 from Mack-Cali Texas Property, L.P. to Centennial Acquisition Company and Ashwood American Properties, Inc. dated January 25, 2002.

          10.3 Amendment and Reinstatement of Agreement of Purchase and Sale, dated effective March 14, 2002, by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

          10.4 Amendment to Amended and Reinstated Agreement of Sale and Purchase dated March 29, 2002, by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

          10.5 Second Amendment to Amended and Reinstated Agreement of Sale and Purchase, dated April 3, 2002 by and between Mack-Cali Texas Property L.P., a Texas limited partnership, Centennial Acquisition Company, a Texas corporation and Ashwood American Properties, Inc., a Texas corporation.

          10.6 Mezzanine Loan Agreement dated as of May 13, 2002, by and between Nussbaum Centennial Partners, L.P., and Ashwood American Partners MC Dallas, L.P., both Texas limited partnerships and

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                              Mack-Cali Property Trust, a Maryland business
                              trust.

          10.7 Recourse Guaranty dated May 13, 2002, made by Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.8 Promissory Note from Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.9 Hazardous Materials Indemnification dated as of May 13, 2002 by Nussbaum Centennial Partners, L.P., and Ashwood American Partners MC Dallas, L.P., both Texas limited partnerships in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.10 Pledge and Security Agreement (Membership Interests) dated as of May 13, 2002 made by Ashwood American Partners MC Dallas, a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.11 Pledge and Security Agreement (Partnership Interests) dated as of May 13, 2002 made by Ashwood American Partners MC Dallas, a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.12 Pledge and Security Agreement (Membership Interests) dated as of May 13, 2002 made by Nussbaum Centennial Partners, L. P., a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

          10.13 Pledge and Security Agreement (Partnership Interests) dated as of May 13, 2002 made by Nussbaum Centennial Partners, L. P., a Texas limited partnership in favor of Mack-Cali Property Trust, a Maryland business trust.

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          10.14               Intercreditor Agreement made as of May 13, 2002,
                              by and between Mack Cali Property Trust, a Maryland business trust, John Hancock Life Insurance Company, a Massachusetts corporation, Brookview Partners, L.P., a Texas limited partnership, and Nussbaum Centennial Partners, L.P., a Texas limited partnership, and Ashwood American Partners MC Dallas, L.P., a Texas limited partnership.

          99.1                Press Release of the Company dated May 14, 2002